EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett Farabaugh, hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and 18 U.S.C. Section 1350, that the Quarterly Report on Form 10-Q of TransEnterix, Inc. (the “Company”) for the quarterly period ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        By:     /s/ Brett Farabaugh

/s/ Brett Farabaugh
Brett Farabaugh, Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

August 5, 2020

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of TransEnterix, Inc. or the certifying officers.